U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2005


DST MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49749
(Commission File Number)

95-4881015
(I.R.S. Employer Identification No.)

2541 Monroe Avenue, Suite 301, Rochester, New York
14618
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code:  585-244-1840

2650 Jamacha Road, Unit 147-2, El Cajon, CA 92019
(Former name or former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

        On November 3, 2005, Lauren Scott ("Scott"), the sole shareholder of
DST Media, Inc.("DST,""Company," or "Registrant"), entered into a Stock
Purchase Agreement with E-Cap Ventures, Corp. ("E-Cap") pursuant to which E-Cap Ventures Corp acquired 8,280,000 shares owned by Scott on November 3, 2005. The total consideration paid by E-Cap for the shares was $25,000. E-Cap Ventures used personal funds to purchase the DST shares. Before this transaction there was no relationship between E-Cap and the Company or Scott nor did E-Cap own any securities of the Company. E-Cap now owns 100% of the issued and outstanding shares of the Company. Simultaneously with this transaction, the Board of Directors of DST nominated Morris Diamond to the Board of Directors and all former officers and directors resigned. Morris Diamond was then named
President, Secretary and Treasurer of the Company.

        Prior to the sale, DST had 8,280,000 shares of common stock outstanding.

        Copy of the Stock Purchase Agreement reflecting the sale of the 8,280,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

        The following table sets forth, as of November 15, 2005, certain infor-mation with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

Title of Class
Name and Address of
Beneficial Owner (1)
Amount and Nature of
Beneficial Ownership
Percent of
Class (2)
Common Stock
E-Cap Ventures Corp.
2541 Monroe Avenue, Suite 301
Rochester, New York  14618
8,280,000
100%
Common Stock
All Officers and Directors as a
Group (1 person)
8,280,000
100%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
(2)	Based upon 8,280,000 shares issued and outstanding.

ITEM 5. OTHER EVENTS

        As a result of the transaction as described under Item 1 above, the Company has relocated its offices to 2541 Monroe Avenue, Suite 301, Rochester, New York 14618 (585) 244-1840

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

1.1.	Agreement for the Purchase of Common Stock dated as of November 3, 2005, by and among Lauren Scott, E-Cap Ventures Corp and DST Media, Inc.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


DST MEDIA, INC.



By: ____________________________			Date: November 15, 2005
Name:  Morris Diamond
Title:  President













Lauren Scott
2650 Jamacha Road, Unit 147-2
El Cajon, CA 92019
(619) 504-9263




November 15, 2005


Morris Diamond, President
E-Cap Ventures, Inc.
2541 Monroe Avenue, Suite 301
Rochester, NY 14618


        Re:  DST Media, Inc.

Dear Mr. Diamond,

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of DST Media, Inc., a Delaware corporation (the "Registrant"). My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours Truly,



_____s/ Lauren Scott____________
Lauren Scott